UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Aberdeen Japan Equity Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Aberdeen Japan Equity Fund, Inc.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
MAY 27, 2020

To the Stockholders of
Aberdeen Japan Equity Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of the Aberdeen Japan Equity Fund, Inc., a Maryland corporation (the "Fund"), will be held in virtual meeting format only on May 27, 2020, at 10:30 a.m., Philadelphia time, for the following purposes:

1.  To consider and vote upon the election of two Class III Directors of the Fund, to serve until the 2023 Annual Meeting of Stockholders and until such Directors' successors are duly elected and qualify.

2.  To consider and vote upon the election of one Class II Director of the Fund, to serve until the 2022 Annual Meeting of Stockholders and until such Director's successor is duly elected and qualifies.

3.  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The proposed election of a Director (the "Annual Meeting Proposal") is discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting of the Fund if you owned shares of the Fund at the close of business on March 26, 2020 (the "Record Date").

Due to the public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our stockholders, you will not be able to attend the Annual Meeting in person. All stockholders are requested to vote by proxy over the Internet, by telephone or by completing, dating and signing the enclosed proxy card and returning it promptly. You also may vote at the virtual Meeting if you choose to attend.

To participate in the Meeting at www.meetingcenter.io/227580885, you must enter the control number found on your proxy card, voting instruction form or notice and the password (ABD32020). You may vote during the Annual Meeting by following the instructions available on the Meeting website during the Annual Meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund's tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to legalproxy@computershare.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on May 22, 2020. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Annual Meeting.

This notice and the related proxy materials are first made available to stockholders on or about April 23, 2020; however, mailings may be delayed due to COVID-19.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 27, 2020: This Notice and the Proxy Statement are available on the Internet at https://www.aberdeenjeq.com/en-us. On this website, you will be able to access the Notice, the Proxy Statement and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Board of Directors,

/s/ Megan Kennedy

Megan Kennedy

Vice President and Secretary of the Fund

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD FOR THE ANNUAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

April 23, 2020

Aberdeen Japan Equity Fund, Inc.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
MAY 27, 2020

To the Stockholders of
Aberdeen Japan Equity Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of the Aberdeen Japan Equity Fund, Inc., a Maryland corporation (the "Fund"), will be held in virtual meeting format only on May 27, 2020, at 11:00 a.m., Philadelphia time, for the following purposes:

1.  To amend the Fund's fundamental investment restriction related to borrowing or issuing senior securities (the "Special Meeting Proposal").

2.  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Special Meeting Proposal is discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Special Meeting of the Fund if you owned shares of the Fund at the close of business on March 26, 2020 (the "Record Date").

Due to the public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our stockholders, you will not be able to attend the Special Meeting in person. All stockholders are requested to vote by proxy over the Internet, by telephone or by completing, dating and signing the enclosed proxy card and returning it promptly. You also may vote at the virtual Meeting if you choose to attend.

To participate in the Meeting at www.meetingcenter.io/227580885, you must enter the control number found on your proxy card, voting instruction form or notice and the password (ABD32020). You may vote during the Special Meeting by following the instructions available on the Meeting website during the Special Meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund's tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to legalproxy@computershare.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on May 22, 2020. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Special Meeting.

This notice and the related proxy materials are first made available to stockholders on or about April 23, 2020; however, mailings may be delayed due to COVID-19.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on May 27, 2020: This Notice and the Proxy Statement are available on the Internet at https://www.aberdeenjeq.com/en-us. On this website, you will be able to access the Notice, the Proxy Statement and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Board of Directors,

/s/ Megan Kennedy

Megan Kennedy

Vice President and Secretary of the Fund

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE SPECIAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD FOR THE SPECIAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

April 23, 2020

Aberdeen Japan Equity Fund, Inc.

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of the ABERDEEN JAPAN EQUITY FUND, INC., a Maryland corporation (the "Fund"), for use at the annual meeting of stockholders of the Fund (the "Annual Meeting") and the special meeting of stockholders of the Fund (the "Special Meeting") (the Annual Meeting and Special Meeting, each a "Meeting," and together the "Meetings"), to be held at the offices of Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, on May 27, 2020, at 10:30 a.m. and 11:00 a.m., Philadelphia time, respectively, and at any postponements or adjournments thereof. A Notice of Annual Meeting of Stockholders, a Notice of Special Meeting of Stockholders and proxy cards accompany this Proxy Statement. The notices and the related proxy materials are first being made available to stockholders on or about April 23, 2020; however, mailings may be delayed due to COVID-19.

The purpose of the Meetings is to seek stockholder approval of the following proposals (each a "Proposal"):

At the Annual Meeting (together, the "Annual Meeting Proposal"):

1.  To consider and vote upon the election of two Class III Directors of the Fund, to serve until the 2023 Annual Meeting of Stockholders and until such Directors' successors are duly elected and qualify.

2.  To consider and vote upon the election of one Class II Director of the Fund, to serve until the 2022 Annual Meeting of Stockholders and until such Director's successor is duly elected and qualifies.

At the Special Meeting (the "Special Meeting Proposal"):

1.  Amend the Fund's fundamental investment restriction related to borrowing or issuing senior securities (the "Special Meeting Proposal").

All properly executed proxy cards received in time for the Meetings will be voted as specified in the applicable proxy card or, if no specification is made, FOR each of the Annual Meeting Proposal and Special Meeting Proposal (each a "Proposal" and together the "Proposals"). The persons named as proxy holders on the proxy cards will vote in their discretion on any other matters that may properly come before the Meetings or any adjournments or postponements thereof. Any stockholder giving a proxy card in advance of a Meeting has the power to revoke it by executing a superseding proxy card or by attending the Meeting and voting at the Meeting. Shares owned by any stockholder who attends a Meeting but does not cast a vote are included in the determination of the number of shares present at such Meeting. Stockholders do not have dissenter's rights of appraisal in connection with any of the matters to be voted on by the stockholders at the Meetings.

The presence at a Meeting, in person or by proxy, of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting on any matter shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at the Meetings, votes against, abstentions and broker non-votes will be treated as shares that are present at the Meetings.

With regard to approval of the Annual Meeting Proposal, the affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present is necessary for the election of a Director. For purposes of the election of the Director for the Fund, any abstentions and broker non-votes will not be counted as votes cast and will, therefore, have no effect on the result of the vote.

On September 16, 2015, the Fund announced that the Board of Directors adopted certain corporate governance guidelines for the Fund which became effective September 30, 2015. The corporate governance guidelines include (i) a resignation policy which generally provides that an Independent Director, in an uncontested election, who does not receive a majority of votes "FOR" his or her election at a meeting of stockholders shall be deemed to have tendered his or her resignation, subject to the Board's acceptance or rejection of such resignation, which Board determination will be disclosed publicly to Fund stockholders; and (ii) a policy requiring that after an Independent Director has served on the Board for three consecutive terms of three years following the engagement of the existing investment manager of the Fund that Independent Director will be put forth for consideration by stockholders annually. The failure to obtain a majority of votes cast will trigger the resignation policy described above.

The Special Meeting Proposal, requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). This means the lesser of (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will have the effect of votes "against" the Special Meeting Proposal.

If a quorum is not present in person or by proxy at the time a Meeting is called to order, the chairman of the Meeting may adjourn the Meeting without notice other than announcement at the Meeting until the requisite amount of stock entitled to vote at the Meeting shall be present Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

The Board has fixed the close of business on March 26, 2020 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 13,408,536 shares of common stock.

The Fund's management knows of no business other than that mentioned in the Notice of Meeting, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the proxy card to vote in accordance with their discretion.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meetings to Be Held on May 27, 2020: The Proxy Materials and the Fund's most recent annual report are available on the Internet at https://www.aberdeenjeq.com/en-us. The Fund will furnish, without charge, a copy of its Annual Report for its most recent fiscal year to any stockholder requesting such report. Requests for the Annual Report should be made by calling 1-800-522-5465.

THE FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSALS DESCRIBED IN THE NOTICE OF MEETING.

ANNUAL MEETING PROPOSAL

ELECTION OF DIRECTORS

Persons named in the proxy card intend, in the absence of contrary instructions, to vote all proxies FOR the election of the nominee listed below as a Director of the Fund.

(i)  Anthony Clark, as a Class III Director, to serve until the 2023 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

(ii)  Richard J. Herring, as a Class III Director, to serve until the 2023 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

(iii)  Martin Gilbert, as a Class II Director, to serve until the 2022 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

The terms of the nominees for Directors will expire on the date on which Directors are elected at the Annual Meeting of Stockholders of the Fund in the year stated above or the date that his successor is elected and qualified. If any nominee should be unable to serve due to an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board to replace the nominee. The election of a nominee as a Director of the Fund will require the affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present. A majority of the Fund's outstanding shares as of the Record Date, represented in person or represented by proxy, will constitute a quorum of stockholders at the Meeting. For purposes of determining the presence of a quorum at the Meeting, votes against and abstentions will be treated as shares that are present at the Meeting. For purposes of the Proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote.

The nominees for Directors of the Fund have consented to be named in this Proxy Statement and to serve as Directors of the Fund if elected. The Board has no reason to believe that the nominees named above will become unavailable for election as a Director, but if that should occur before the meeting for the Fund, the persons named as proxies in the proxy cards will vote for such person as the Board of the Fund may recommend.

Information Concerning Directors and Nominees

The following table sets forth information concerning the nominees for Directors of the Fund, as well as the other current Directors of the Fund. One of the Director nominees, Mr. Gilbert, is considered to be an "interested person" (as defined in the 1940 Act) of the Fund ("Interested Director").

Name, Address of Nominee/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities Owned in the Fund(2)	Aggregate Dollar Range of Equity Securities Owned in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)	Number of Funds in Fund Complex Overseen by Director(3)	Other Directorships During Past Five Years(4)
Independent Directors
Radhika Ajmera c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1964	Ms. Ajmera has been an independent non-executive director of Aberdeen Asia-Pacific Income Investment Company since 2015 and of Aberdeen Japan Equity Fund since 2014 where she was appointed chair, effective December 2017. Ms. Ajmera has over twenty years' experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms Ajmera is a graduate of the London School of Economics.	2014	$0-$10,000	$0-$10,000	23
Anthony S. Clark† c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1953	Mr. Clark has been a Managing Member of Innovation Capital Management, LLC, an investment adviser since January 2016.	2015	$0-$10,000	$0-$10,000	1	Director of The Taiwan Fund, Inc. since 2017

Name, Address of Nominee/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities Owned in the Fund(2)	Aggregate Dollar Range of Equity Securities Owned in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)	Number of Funds in Fund Complex Overseen by Director(3)	Other Directorships During Past Five Years(4)
Richard J. Herring† c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1946	Mr. Herring is Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania, since 1972. He is also Founding Director, Wharton Financial Institutions Center since 1994. In addition, he is a member of the Systemic Risk Council and the FDIC's Systemic Resolution Advisory Council. He was Co-chair of the Shadow Financial Regulatory Committee, from 2000 to 2016; and Executive Director of the Financial Economists Roundtable, from 2008 to 2016.	2007	$10,001- 50,000	$10,001-50,000	1

Director of Barclays Bank Delaware; Trustee of Deutsche Asset Management Funds (and certain predecessor funds) since 1990; Former Independent Director of Barclays Bank, Delaware from 2010 to 2018; Former Director of Aberdeen Singapore Fund, Inc. from 2007 to 2018.

Rahn K. Porter 944 E. Rim Road Franktown, CO 80116 Year of Birth: 1954	Mr. Porter has been the Chief Financial and Administrative Officer of The Colorado Health Foundation since 2013. Previously he was the Interim Chief Executive Officer of The Colorado Health Foundation from 2014 to 2015.	2007	$10,001- 50,000	Over $100,000	24	Director of CenturyLink Investment Management Company and BlackRidge Financial, Inc. from 2004 to 2019 and Former Director of Aberdeen Singapore Fund, Inc. from 2007 to 2018.

Name, Address of Nominee/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities Owned in the Fund(2)	Aggregate Dollar Range of Equity Securities Owned in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)	Number of Funds in Fund Complex Overseen by Director(3)	Other Directorships During Past Five Years(4)
Interested Director
Martin Gilbert† c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1955

Mr. Gilbert has been Vice Chairman of Standard Life Aberdeen PLC and Chairman of Aberdeen Standard Investments Inc. since March 2019. He is Co-Founder (and former Chief Executive) of Aberdeen Asset Management PLC, having been a Director since 1983. Mr. Gilbert is Senior Independent Director of Glencore plc and Chairman of the Prudential Regulation Authority's Practitioner Panel, as well as a member of the International Advisory Panel of the Monetary Authority of Singapore and the International Advisory Board of British American Business. He serves as officer and/or director of various Standard Life Aberdeen plc subsidiary companies, Aberdeen- managed investment trusts and funds.

		2019	$0-$10,000	$50,000-$100,000	30	Former Director of The Asia Tigers Fund, Inc. from 2012 to 2018

(1)  Each director serves for a three year term, except that Mr. Gilbert will serve an initial term of two years. The current term for Ms. Ajmera and Mr. Porter ends at the annual stockholder meeting in 2021and 2022, respectively.

(2)  The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. The dollar value of shares is based upon the market price as of April 17, 2020 "Family of Investment Companies" includes the Fund and other registered investment companies advised by Aberdeen Standard Investments (Asia) Limited or its affiliates which hold themselves out to investors as related companies for purposes of investment and investor services.

(3)  As of April 17, 2020, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Investments ETFs (which consist of 2 portfolios), Aberdeen Funds (which consist of 22 portfolios) and Aberdeen Investment Funds (which consists of 4 portfolios) are U.S. registered funds that have a common investment manager and/or investment adviser with the Fund, or an investment adviser that is affiliated with the investment manager and/or investment adviser of the Fund, and may thus be deemed to be part of the same "Fund Complex" as the Fund. Ms. Ajmera serves as a Trustee of Aberdeen Funds. Mr. Porter serves as Trustee of Aberdeen Funds and Director of Aberdeen Emerging Markets Equity Income Fund, Inc. Mr. Gilbert serves as Trustee of Aberdeen Funds, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dividend Fund and Aberdeen Global Premier Properties Fund and as Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc. and The India Fund, Inc.

(4)  Directorships held in (1) any other investment companies not in the Fund Complex that are registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

†  Nominee for Director.

Additional Information about the Board of Directors

The Board believes that each Director's experience, qualifications, attributes and/or skills on an individual basis and in combination with those of the other Directors on the Board lead to the conclusion that each Director should serve on the Board. The Board believes that each Director's ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with Aberdeen Standard Investments (Asia) Limited ("ASIAL" or the "Investment Manager"), the Fund's investment manager, other services providers, counsel, and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Director can make to the Board and Fund.

A Director's ability to contribute effectively may have been attained through the Director's executive, business, consulting, and/or academic positions; experience from service as a Director of the Fund and other funds/portfolios in the Aberdeen Standard fund complex, other investment funds, public companies, non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director. Ms. Ajmera—financial background in fund management; Mr. Clark—financial background in investment management for public pension plans and a private foundation; Mr. Herring—financial background as professor of finance and board experience with other closed-end investment companies and public companies; Mr. Porter—business background and executive management and financial expertise as vice president and chief financial officer of public and private entities and director of another fund within the Aberdeen Standard complex; and Mr. Gilbert is a founder and Chairman of a global asset management company with experience as a board member of other investment funds and trusts and a member of several financial organizations.

The Board believes that the significance to the Fund of each Director's experience, qualifications, attributes and/or skills is an individual matter (meaning that it may vary by individual) and that these factors are best evaluated at the Board level, with no particular factor being indicative of effectiveness. In addition, in its periodic self-assessment of its effectiveness, the Board considers the complementary individual skills and experience to oversee the business of the Fund. References to the experience, qualifications, attributes and/or skills of Directors are presented pursuant to disclosure requirements of the Securities and Exchange Commission (the "Commission"), do not constitute holding out the Board or any Director as having any special expertise or experience, and should not be considered to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Based on the information furnished by each of the Independent Directors, as of April 1, 2020 neither any of the Independent Directors nor any immediate family member of the Independent Directors owned any securities of the investment manager, or any of its affiliates, of the Fund as of such date.

The Fund's Board held four regular meetings during its fiscal year ended October 31, 2019. Each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any Committee of which they were a member. For annual or special stockholder meetings, Directors may but are not required to attend the meetings; and for the Fund's last annual stockholder meeting, no Director attended the meeting.

The Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which is responsible for reviewing financial and accounting matters. The members of the Fund's Audit Committee are independent as defined in Sections 303A.02 and 303A.07(a) of the New York Stock Exchange's (the "NYSE") Listed Company Manual, as may be modified or supplemented. The Fund has adopted a formal, written Audit Committee Charter, a copy of which is available at www.aberdeenjeq.com. The current members of the Fund's Audit Committee are Messrs. Clark, Herring and Porter and Ms. Ajmera. Mr. Porter has been designated as the Fund's "audit committee financial expert," as defined in Item 3 of Form N-CSR, and is presumed to be financially sophisticated for purposes of Section 802B(2) of the NYSE US LLC Company Guide.

The Fund's Audit Committee met two times during its fiscal year. The report of the Fund's Audit Committee, along with certain disclosures regarding fees paid to the Fund's independent registered public accounting firm, are set forth under "Report of the Audit Committee" in this Proxy Statement.

The Board has a Nominating and Compensation Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its committees. The Fund's Nominating and Compensation Committee is composed of Directors who are not interested persons of the Fund and comply with the independence requirements of the NYSE listing standards for Nominating and Compensation Committee members. The Fund's Nominating and Compensation Committee's actions are governed by the Fund's Nominating and Compensation Committee Charter, a copy of which is available at www.aberdeenjeq.com. The current members of the Fund's Nominating and Compensation Committee are Messrs. Clark, Herring and Porter and Ms. Ajmera. The Fund's Nominating and Compensation Committee met once during its last fiscal year.

Process of Evaluation of Independent Director Candidates

The Fund's Nominating and Compensation Committee identifies individuals qualified to serve as Independent Directors on the Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Board with respect to Board composition, procedures and committees, monitors and makes recommendations on corporate governance matters and policies and procedures of the Board and any Board committees and oversees periodic evaluations of the Board and its committees. Persons recommended by the Fund's Nominating and Compensation Committee as candidates for nomination as Independent Directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfil their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described herein. Assuming that appropriate biographical and background material is provided for Independent Director candidates recommended by stockholders, the Board will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates identified by the Independent Directors of the Fund.

Diversity Policy

The Fund's policy on Board diversity provides that while diversity and variety of experiences and viewpoints represented on the Board should always be considered, a nominee for Director should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a nominee for Director, the Fund's Nominating and Compensation Committee focuses on skills, expertise or background that would complement the existing Board, recognizing that the Fund's business and operations are diverse and global in nature.

Board Leadership Structure and Risk Oversight

The Fund is focused on its corporate governance practices and values independent Board oversight as an essential component of strong corporate performance to enhance stockholder value. The Board has appointed Ms. Ajmera, an Independent Director, as Chair. The Chair presides at meetings of the Directors, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Directors and management between Board meetings. Except for any duties specified herein, the designation of the Chairperson does not impose on such Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Fund's commitment to independent oversight is further demonstrated by the fact that four out of five of the Fund's Directors are independent. In addition, all of the members of the Board's committees are independent. The Board acts independently of management and regularly holds independent director sessions of the Board without members of management present.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and committee activities. The Fund's investment manager and other service providers also employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. In addition, the Fund's Chief Compliance Officer compiles a risk assessment for the Fund which is reviewed by the Board. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, the Fund's investment manager, the Fund's administrator, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Stockholder Communications

Stockholders may send communications to the Board. Stockholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director above or to investor.relations@aberdeenstandard.com. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Officers of the Fund

Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Officers
Alan Goodson* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1974	President	September 2012	Currently, Director, Vice President and Head of Product—
Americas for Aberdeen Standard Investments Inc. ("ASII"), overseeing Product Management and Product Development for ASI's registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of ASII and joined ASI in 2000.

Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Officers (continued)
Joseph Andolina* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer, Vice President— Compliance	March 2017

Currently, Chief Risk Officer Americas for ASII. Prior to joining the Compliance Department, he was a member of ASII's Legal Department, where he served as U.S. Counsel and worked primarily on matters relating to ASII's registered funds.

Jeffrey Cotton* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1977	Vice President— Compliance	September 2012

Currently, Chief Risk Officer—EMEA for ASII. Previously, he served as Interim Global Head of Conduct & Compliance for Aberdeen Standard Investments. He joined ASII in 2010 as Head of Compliance—Americas.

Andrea Melia* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	September 2012	Currently, Vice President and Head of Fund Operations, Traditional Assets—Americas for ASII. Ms. Melia joined ASII as Head of Fund Administration—US in 2009.
Megan Kennedy* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	September 2012	Currently, Head of Product Management for ASII since 2009. Ms. Kennedy joined ASII in 2005.
Bev Hendry* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1953	Vice President	December 2014

Currently, Chairman—Americas for Standard Life Aberdeen plc (2018-present). Mr. Hendry was Chief Executive Officer—Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).

Christian Pittard* c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1973	Vice President	September 2012

Currently, Group Head of Product Opportunities and Director of Aberdeen Asset Managers Limited since 2010. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of ASII.

Lucia Sitar* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	September 2012	Currently, Vice President and Managing U.S. Counsel for ASII. Ms. Sitar joined ASII as U.S. Counsel in July 2007.

Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Officers (continued)
Sharon Ferrari* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	March 2014	Currently, Senior Fund Administration Manager—US for ASII. Ms. Ferrari joined ASII as a Senior Fund Administrator in 2008.
Heather Hasson* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	September 2012	Currently, Senior Product Manager for ASII since 2009. Ms. Hasson joined ASII as a Fund Administrator in 2006.

*  Messrs. Goodson, Cotton, Andolina, Hendry, and Pittard and Mses. Melia, Kennedy, Sitar, Hasson and Ferrari hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Property Fund, Aberdeen Standard Investment ETFs (which consists of 2 portfolios), Aberdeen Funds (which consists of 22 portfolios) and Aberdeen Investment Funds (which consists of 4 portfolios), all of which may be deemed to be a part of the same "Fund Complex."

Transactions with and Remuneration of Officers and Directors

The aggregate fee remuneration for Directors of the Fund not affiliated with the Fund's investment manager was $148,150 and $186,282 for the fiscal years ended October 31, 2019 and 2018, respectively. Effective June 12, 2018, each such non-affiliated Director receives fees, paid by the Fund, of $2,500 for each Directors' meeting attended in person, $2,500 for each Directors' meeting attended by telephone, $1,500 for each telephonic audit committee meeting and an annual fee of $22,000. The Chair of the Board of Directors receives an additional $10,000 annually. The Chair of the Fund's Audit Committee receives an additional $5,000 annually.

The officers of the Fund did not receive any compensation from the Fund. As of April 1, 2020, four of the Fund's Directors are independent. ASII, which pays the compensation and certain expenses of the officers of ASII who serve as officers of the Fund, receives administration fees from the Fund.

Set forth below is a chart showing the aggregate fee compensation paid by the Fund (in U.S. dollars) to each of its Directors during the Fund's most recent fiscal year, as well as the total fee compensation paid to each Director by the Fund and by other registered investment companies in the Fund Complex for their services as Directors of such investment companies during their respective fiscal years. In all cases, there were no pension or retirement benefits accrued as part of the Fund's expenses.

Name of Director	Aggregate Compensation From The Fund(1)	Total Compensation From The Fund and Fund Complex Paid to Directors(1)
Independent Directors
Radhika Ajmera	$41,450	$41,450
Anthony Clark	$34,000	$34,000
Richard J. Herring	$34,000	$34,000
Rahn K. Porter	$39,000	$196,750

Name of Director	Aggregate Compensation From The Fund(1)	Total Compensation From The Fund and Fund Complex Paid to Directors(1)
Interested Director
Martin Gilbert	$0	$0

(1)  Paid through fiscal year end October 31, 2019.

INVESTMENT MANAGER AND ADMINISTRATOR OF THE FUND

Aberdeen Standard Investments (Asia) Limited serves as the investment manager to the Fund and its principal office is located 21 Church Street #01-01, Capital Square Two, Singapore 049480. ASIAL is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC"), a Scottish company, located at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies, which changed its name to Standard Life Aberdeen plc ("Standard Life Aberdeen"). Standard Life Aberdeen, located at Standard Life House, 30 Lothian Road, Edinburgh EH1 2DH, is a Scottish limited company listed on the London stock exchange. As a result of the merger, ASIAL is an indirect subsidiary of Standard Life Aberdeen.

In rendering investment advisory services, ASIAL may use the resources of investment advisor subsidiaries of Standard Life Aberdeen. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to US clients of the Standard Life Aberdeen affiliates, including the Fund, as associated persons of the investment manager. No remuneration is paid by the Fund with respect to the memorandum of understanding/personnel sharing arrangements.

Aberdeen Standard Investments Inc. serves as the administrator to the Fund and its principal office is located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. ASII also provides investor relations services to the Fund under an investor relations services agreement. Messrs. Andolina, Goodson, Hendry and Mmes. Melia and Sitar, who serve as officers of the Fund, are also directors and/or officers of ASII. ASII is an indirect subsidiary of Standard Life Aberdeen.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, as applied to the Fund, requires the Fund's officers and Directors, certain officers and directors of the investment manager, affiliates of the investment manager and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Commission and the NYSE.

Based solely upon the Fund's review of the copies of such forms filed on EDGAR or written representations from the Directors and officers of the Fund and the filings by the beneficial holders of greater than 10% of a Fund's shares, to the knowledge of the Fund, for the fiscal year ended October 31, 2019, the filings required by the Exchange Act were made on a timely basis.

REPORT OF THE AUDIT COMMITTEE

At a meeting held on December 10, 2019, the Board of the Fund, a Maryland corporation (the "Fund"), including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, selected KPMG LLP ("KPMG") to act as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2020. A representative of KPMG will attend the virtual Meeting to make a statement to the stockholders, if the representative wishes to do so, and to respond to stockholder questions, if any.

The Fund's financial statements for the fiscal year ended October 31, 2019 were audited by KPMG. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of the Fund has received the written disclosures and the letter from KPMG required by The Public Company Accounting Oversight Board ("PCAOB") Rule 3526 (PCAOB Rule 1, Communication with Audit Committees Concerning Independence), as may be modified or supplemented, and have discussed with PWC its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of KPMG in the Fund. The Audit Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Based on the foregoing review and discussions, the Audit Committee of the Fund has recommended to the Board that the audited financial statements of the Fund for the fiscal year ended October 31, 2019 be included in the Fund's most recent annual report filed with the Commission.

Rahn K. Porter, Chairman of the Audit Committee
Radhika Ajmera, Member of the Audit Committee
Anthony S. Clark, Member of the Audit Committee
Richard J. Herring, Member of the Audit Committee

Audit Fees

The aggregate fees billed by KPMG for professional services rendered in connection with the annual audit and review of the Fund's financial statements for the fiscal year ended October 31, 2019 was $48,210, and for the fiscal year ended October 31, 2018 was $48,210.

Audit-Related Fees

The aggregate fees billed by KPMG and the former independent public accounting firm for assurance and related services related to the performance of the audit or review of the financial statements for the fiscal years ended October 31, 2019 and 2018 were $0 and $0, respectively.

Tax Fees

The aggregate fees billed by KPMG for professional services rendered by KPMG for tax compliance, tax advice and tax planning (consisting of a review of the Fund's income tax returns and tax distribution requirements) for the fiscal year ended October 31, 2019 was $8,120, and for the fiscal year ended October 31, 2018 was $8,120.

Other Fees

There were no other fees billed by KPMG for services rendered to the Fund for the fiscal years ended October 31, 2019 and 2018.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Investment Manager and any entity controlling, controlled by, or under common control with these entities that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence and has concluded that it is independent.

Audit Committee Pre-approval

The Fund's Audit Committee's policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's registered public accounting firm. All of the audit and the tax services described above for which KPMG or the former independent public accounting firm billed the Fund fees for the fiscal years ended October 31, 2019 and 2018 were pre-approved by the Fund's Audit Committee.

The aggregate fees billed by KPMG for non-audit services rendered to Aberdeen Standard Investments (Asia) Limited, the Fund's investment manager or any entity controlling, controlled by, or under common control with ASIAL that provided ongoing services to the Fund ("Covered Service Providers") for the fiscal year ended October 31, 2019 and October 31, 2018, were respectively, $612,437 and $746,470.

The Audit Committee of the Fund has considered whether the provision of non-audit services rendered to the Fund's investment manager and affiliates of the investment manager of the Fund is compatible with maintaining the independence of KPMG and has concluded it is.

THE DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT STOCKHOLDERS OF THE FUND VOTE "FOR"
THE ANNUAL MEETING PROPOSAL.

SPECIAL MEETING PROPOSAL:

APPROVAL OF AMENDED FUNDAMENTAL INVESTMENT RESTRICTION
RELATING TO BORROWING

The 1940 Act requires registered investment companies, like the Fund, to have "fundamental" investment policies governing specified investment practices. Investment companies may also voluntarily designate policies relating to other investment practices as fundamental. "Fundamental" investment policies can be changed only by a stockholder vote. The 1940 Act requires a fund to recite in its registration statement, among other things, its policy related to borrowing or issuing senior securities.

Currently, the Fund has a fundamental investment restriction that permits the Fund to borrow for certain purposes, including, for example, for temporary or emergency purposes, up to 10% of its total assets, but which does not permit the Fund to borrow for investment purposes (i.e., leverage). The Fund's portfolio management team would like the ability to use leverage and to borrow in excess of 10% of the Fund's total assets. The Fund's Board has approved amending the Fund's fundamental investment restriction related to borrowing or issuing senior securities to permit the Fund to borrow for any purpose, including investment purposes, up to the limit imposed by the 1940 Act, which is 331/3% of the value of the Fund's total assets, except with respect to amounts borrowed for emergency purposes, which are not subject to the 331/3% limit so long as they are repaid within 60 days and meet certain other criteria discussed further below. The Board is asking stockholders of the Fund to approve the proposed change.

The current and proposed fundamental investment restrictions related to borrowing or issuing senior securities are set out below:

Current Fundamental Investment Restriction:	Proposed Fundamental Investment Restriction:

The Fund is not permitted to issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money in an amount not to exceed 10% (calculated at the lower of cost or current market value) of its total assets (not including the amount borrowed): (i) to pay any dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Internal Revenue Code of 1886, as amended (the "Code") or otherwise to avoid having the Fund be subject to U.S. taxes, (ii) from a bank for temporary or emergency purposes, (iii) for such short-term credits as may be necessary for the clearance or settlement of transactions, and (iv) for repurchases of its common stock. The Fund may pledge its assets to secure such borrowings. Notwithstanding the above, initial and variation margin in respect of futures contracts and options thereon and any collateral arrangements in respect of options on securities or indexes will not be prohibited by this paragraph or any other investment restrictions.

The Fund is not permitted to borrow money or issue senior securities, except as permitted by the Investment Company Act of 1940 (the "1940 Act"), or any rule, order or interpretation thereunder.

The Investment Manager believes the current market conditions present a potentially attractive opportunity to gain increased exposure to the potential recovery in Japanese equities through the use of leverage and, in particular but not limited to small cap securities. The Investment Manager believes that the use of leverage may help enhance returns in the long term and could thereby be beneficial to stockholders. If the Special Meeting Proposal is approved by stockholders, the portfolio management team currently anticipates using leverage, under normal circumstances, in the amount of approximately 10%-15% of the Fund's total assets over the longer term. Depending on market conditions, the Fund may borrow more or less than 10%-15% of the Fund's total assets (but may not exceed the limits imposed by the 1940 Act or any rule, order or interpretation thereunder). The risks of leverage use are described below.

The Fund intends to use leverage through borrowing from a credit facility. The Fund also would be permitted to engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so.

The costs of leverage, which would be dependent on the commercial terms of the leverage facility entered into with a bank, would increase the total expense ratio of the Fund as shown in more detail below under "Summary of Fund Expenses". Any leverage arrangements entered into by the Fund would be subject to approval by the Fund's Board.

In addition, pursuant to the Fund's investment management agreement with the Investment Manager, advisory fees are paid on the basis of the Fund's assets, including borrowed assets. More specifically, the Fund pays the Investment Manager at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million, and 0.20% of the excess over $50 million of the Fund's average weekly Managed Assets. For purposes of this calculation, "Managed Assets" of the Fund means total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. As a result, the management fees payable by the Fund, and received by ASIAL, will increase with the Fund's use of leverage.

If the Special Meeting Proposal is approved by shareholders, the Fund will become subject to the risks of leverage, which are described below.

More about Leverage and Leverage Risk

Under the 1940 Act, the Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred stock (i.e., for every dollar of preferred stock outstanding, the Fund is required to have at least two dollars of assets). The 1940 Act also provides that the Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Fund.

The Fund is permitted, although it currently does not intend, to engage in leverage through the issuance of preferred stock.

Leverage involves certain additional risks, including the risk that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund's net asset value, market price and distributions. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Currently, the respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including Japan. Financial markets have experienced extreme volatility and severe losses. To the extent that the Fund uses leverage during a period of market decline, any losses experienced by the Fund would be exacerbated. During a time of improving value in securities the Fund holds, leverage could enhance Fund returns.

In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. In the event of an event of default under a loan facility, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act. However, because the Fund's use of leverage is expected to be relatively modest and the Fund generally is not expected to engage in derivatives transactions, the Investment Manager currently does not believe that these restrictions would significantly impact its management of the Fund.

The following tables illustrate the effect of leverage on returns from an investment in the Fund's common stock, based on borrowings representing 15% of the average daily value of the Fund's Managed Assets as of the fiscal year ended October 31, 2019, as set forth in this Proposal, at an average annual interest rate of 2.78% and assuming annual returns on the Fund's portfolio (net of expenses) of -10%, -5%, 0%, 5% and 10%. The calculations in the tables below are hypothetical, and actual returns may be higher or lower than those appearing in the tables below.

	Effects of Leverage Based on the Pro Forma Amount of Borrowings Proposed to be Incurred by the Fund under the Special Meeting Proposal
Assumed annual returns on the Fund's portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding return to common shareholder	(11.92)%	(6.17)%	(0.42)%	5.33%	11.08%

Based on estimated indebtedness of $16,526,183 (representing approximately 15% of the average daily value of the Fund's Managed Assets for the fiscal year ended October 31, 2019), and an average annual interest rate of 2.78%, based on currently available market rates, the Fund's investment portfolio at fair value would have to produce an annual return of approximately 0.36% to cover annual interest payments on the estimated debt.

Summary of Fund Expenses

The following table illustrates the anticipated difference in the total annual operating expense ratio of the Fund as a result of the proposed increase in the use of leverage. The tables set forth (i) the actual total annual operating expense ratio for the Fund for the fiscal year ended October 31, 2019; and (ii) the estimated pro forma total annual operating expense ratio for the Fund for as if the Fund had utilized leverage in the amount of 15% of the Fund's Managed Assets during the fiscal year ended October 31, 2019.

Shareholder Transaction Expenses	Current		Pro forma
Maximum Sales Load imposed on purchases of common shares(a)	None		None
Dividend Reinvestment and Cash Purchase Plan Fees(b)
Cash Purchase Plan Fees
One-time enrolment fee	$0		$0
Transaction fee per purchase (per share)	$0.02		$0.02
Fee for cash purchase by check	$5		$5
One-time fee for online bank debit	$5		$5
Fee for auto debit from checking/savings account	$2.50		$2.50
Dividend Reinvestment Plan (DRP) Fees
Transaction fee per sale (per share)	$0.12		$0.12
Fee for sale by batch order	$10		$10
Fee for sale by market order	$25		$25
DRP transaction fee (per share)(c)	$0.02		$0.02
Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees	0.33%		0.36	%(d)
Interest Payments on Borrowed Funds	0	%(e)	0.42	%(f)
Other Expenses	0.61%		0.63%
Total Annual Fund Operating Expenses	0.94%		1.41%

(a)  Common shares are not available for purchase from the Fund but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(b)  Pursuant to the Fund's dividend reinvestment and cash purchase plan that went into effect for the Fund on February 28, 2020, shareholders of the Fund who participate in the plan may be subject to fees on certain transactions, as noted herein.

(c)  The Dividend Reinvestment Plan (DRP) transaction fee includes any and all brokerage commissions incurred by the plan agent as a result of open market purchases made in connection with the reinvestment of dividends and distributions.

(d)  The Investment Manager receives a monthly fee at an annual rate based on the Fund's average daily Managed Assets, which includes amounts borrowed for leverage purposes. The advisory fee percentage calculation assumes the use of leverage by the Fund as discussed in note (f).

(e)  The Fund currently does not use leverage.

(f)  For purposes of preparing this table, the Fund has assumed that it will use leverage through bank borrowings representing in the aggregate 15% of the average daily value of the Fund's Managed Assets (including the assets subject to, and obtained with the proceeds of, such borrowings) at an average annual interest rate of 2.78% based on current market rates. There can be no assurances that the Fund will maintain that level of borrowing at all time, that the terms under which the Fund borrows will not change, or that the Fund's use of leverage will be profitable.

Expense Example

The following example is intended to help you compare the costs of investing in the common shares of the Fund pro forma with the costs of investing in the Fund currently. An investor in the Fund's common stock would pay the following expenses on a $1,000 investment, assuming (1) the total annual operating expense ratios set forth in the "Summary of Fund Expenses" above and (2) a 5% annual return throughout the period.

	1 Year	3 Years	5 Years	10 Years
Current(1)	$10	$30	$52	$115
Pro Forma(2)	$14	$45	$77	$169

(1)  The Fund's current total annual operating expense ratio does not include any leverage costs because the Fund does not currently use leverage.

(2)  The pro forma total annual operating expense ratio includes estimated leverage costs assuming the use of leverage through bank borrowings representing in the aggregate 15% of the average daily value of the Fund's Managed Assets at an average annual interest rate of 2.78%, based on current market rates.

THE DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT STOCKHOLDERS OF THE FUND VOTE "FOR"
THE SPECIAL MEETING PROPOSAL.

If the Special Meeting Proposal is not approved, the Fund will continue to operate pursuant to its current fundamental investment policy related to borrowing or issuing senior securities.

ADDITIONAL INFORMATION:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Principal Holders. Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund's outstanding shares of common stock as of the Record Date. The information is based on publicly available Schedule 13D, 13F and 13G disclosures filed with the Commission.

Name and Address of Beneficial Owner	Number of Shares of Common Stock and Nature of Beneficial Ownership		Percent of Common Stock Outstanding(1)
1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, VA 23219	3,499,623	(2)	26.1%
Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104	2,284,595	(3)	17.0%
Lazard Asset Management LLC 30 Rockefellar Plaza New York, NY 10112	1,292,408	(4)	9.6%
Karpus Management, Inc. 183 Sully's Trail Pittsford, NY 14534	1,007,587	(5)	7.5%

(1)  The information provided in this column regarding the percent of common stock outstanding is based on the publicly available Schedule 13D, 13F and 13G disclosures filed with the Commission as of the Record Date.

(2)  The above information is based on a Schedule 13G/A filed with the Commission on February 14, 2020, which indicates that 1607 Capital Partners, LLC has sole voting power and sole dispositive power with respect to its 3,499,623 shares of common stock.

(3)  The above information is based on a Schedule 13G/A filed with the Commission on February 4, 2020, which indicates that Wells Fargo & Company has 2,229,988 shares of common stock with shared voting power and 2,2462,86 shares of common stock with shared dispositive power.

(4)  The above information is based on a Schedule 13G/A filed with the Commission on February 10, 2020, which indicates that Lazard Asset Management LLC has sole voting power and sole dispositive power with respect to its 1,292,408 shares of common stock.

(5)  The above information is based on a Schedule 13G/A filed with the Commission on February 14, 2020, which indicates that Karpus Management, Inc. has sole voting power and sole dispositive power with respect to its 1,007,587 shares of common stock.

Security Ownership of Management. As of April 1, 2020, the Fund's Directors and officers owned, in the aggregate, less than 1% of the Fund's outstanding shares of common stock.

DELIVERY OF PROXY STATEMENT

Unless the Fund has received contrary instructions from stockholders, only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a stockholder of record. If a stockholder needs an additional copy of this Proxy Statement, please contact the Fund at 1-800-522-5465. If any stockholder does not want the mailing of this Proxy Statement to be combined with those for other members of its household, please call the Fund at 1-800-522-5465.

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or internet by officers of the Fund or personnel of ASII or its affiliates. The Fund has retained AST Fund Solutions, LLC ("AST") to assist in the proxy solicitation. The fee for such services is estimated at $3,500, plus reimbursement of expenses. The expenses connected with the solicitation of proxies by AST and with any proxies which may be solicited by the Fund's officers or agents in person or by telephone will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

STOCKHOLDER PROPOSALS

Any proposal by a stockholder of the Fund intended to be included in the proxy materials for the year 2021 annual meeting of stockholders of the Fund must be received by the Fund, c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, not later than December 25, 2020.

The Fund's By-laws require that any proposal by a stockholder of the Fund intended to be presented at the 2020 annual meeting of stockholders but not intended to be included in the proxy materials for that meeting must be received by the Fund, c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, not earlier than 90 days prior and not later than 60 days prior to May 27, 2021.

By order of the Board of Directors,

/s/ Megan Kennedy

Megan Kennedy

Vice President and Secretary of the Fund

1900 Market Street, Suite 200
Philadelphia, PA 19103
April 23, 2020

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING on May 27, 2020 at 10:30 a.m. Eastern time. Please refer to the Proxy Statement for instructions on how to participate in the Virtual Meeting

Please detach at perforation before mailing.

PROXY	ABERDEEN JAPAN EQUITY FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 27, 2020

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned stockholder(s) of Aberdeen Japan Equity Fund, Inc. (the “Fund”), revoking previous proxies, hereby appoints Alan Goodson, Megan Kennedy and Heather Hasson, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Japan Equity Fund, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held virtually on the Internet on May 27, 2020, at 10:30 a.m. Eastern time.  Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

JEQ_31277_040720

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Japan Equity Fund, Inc.

Annual Meeting of Stockholders to Be Held on May 27, 2020, at 10:30 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: https://www.aberdeenJEQ.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 23, 2020 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

Proposals	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR IN THE PROPOSALS.

1.              To consider and vote upon the election of two Class III Directors of the Fund, to serve until the 2023 Annual Meeting of Stockholders and until such Directors’ successors are duly elected and qualify.

	FOR	AGAINST	ABSTAIN
01. Anthony S. Clark	☐	☐	☐

02. Richard J. Herring	☐	☐	☐

2.              To consider and vote upon the election of one Class II Director of the Fund, to serve until the 2022 Annual Meeting of Stockholders and until such Director’s successor is duly elected and qualifies.

	FOR	AGAINST	ABSTAIN
01. Martin Gilbert	☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	JEQ1 31277	M	xxxxxxxx	+

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING on May 27, 2020 at 11:00 a.m. Eastern time. Please refer to the Proxy Statement for instructions on how to participate in the Virtual Meeting

Please detach at perforation before mailing.

PROXY	ABERDEEN JAPAN EQUITY FUND, INC.

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 27, 2020

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned stockholder(s) of Aberdeen Japan Equity Fund, Inc. (the “Fund”), revoking previous proxies, hereby appoints Alan Goodson, Megan Kennedy and Heather Hasson, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Japan Equity Fund, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held virtually on the Internet on May 27, 2020, at 11:00 a.m. Eastern time.  Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

JEQ_31277_040720_S

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Japan Equity Fund, Inc.

Special Meeting of Stockholders to Be Held on May 27, 2020, at 11:00 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: https://www.aberdeenJEQ.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 23, 2020 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

Proposal	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.

		FOR	AGAINST	ABSTAIN
1.	To amend the Fund’s fundamental investment restriction related to borrowing or issuing senior securities.	☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	JEQ2 31277	M	xxxxxxxx	+